Exhibit 3




                              STOCK OPTION AGREEMENT

                   THE TRANSFER OF THIS AGREEMENT IS SUBJECT TO
                    CERTAIN PROVISIONS CONTAINED HEREIN AND TO
                          RESALE RESTRICTIONS UNDER THE
                        SECURITIES ACT OF 1933, AS AMENDED


                   STOCK OPTION AGREEMENT, dated February 12, 1996, be-tween CALIFORNIA BANCSHARES, INC., a Delaware corporation ("Is-suer"), and U.S. BANCORP, an Oregon corporation ("Grantee").


                               W I T N E S S E T H:

                   WHEREAS, Grantee and Issuer have entered into an Agreement and Plan of Merger dated February 11, 1996 (the "Merger Agreement"); and

                   WHEREAS, as a condition to Grantee's entering into the Merger Agreement and in consideration therefor, Issuer has agreed to grant Grantee the Option (as hereinafter defined):

                   NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

                   1. (a) Issuer hereby grants to Grantee an uncondi-tional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 2,002,076 fully paid and nonassess-able shares of Issuer's Common Stock, $2.50 par value per share ("Common Stock"), at a price of $25.75 per share (the "Option Price"); provided further that in no event shall the number of shares of Common Stock for which this Option is exercisable exceed 19.9 percent of the Issuer's issued and outstanding shares of Common Stock. The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth.

                   (b) In the event that any additional shares of Com-mon Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement), the number of shares of Common Stock subject to the Option shall be increased so that, after such issuance, it equals 19.9 percent of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or is-sued pursuant to the Option. Nothing contained in this Section 1(b) or elsewhere in this Agreement shall be deemed to autho-rize Issuer or Grantee to breach any provision of the Merger Agreement.







                   2. (a) The Holder (as hereinafter defined) may exercise the Option, in whole or in part, and from time to time, if, but only if, both an Initial Triggering Event (as hereinafter defined) and a Subsequent Triggering Event (as hereinafter defined) shall have occurred prior to the occur-rence of an Exercise Termination Event (as hereinafter de-fined), provided that the Holder shall have sent the written notice of such exercise (as provided in subsection (e) of this Section 2) within 90 days following such Subsequent Triggering Event. Each of the following shall be an Exercise Termination
         Event: (i) the Effective Time of the Merger; (ii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of an Initial Triggering Event except a termination by Grantee pursuant to Section 8.1(d) of the Merger Agreement (unless the breach by Issuer giving rise to such right of termination is non-volitional); (iii) the passage of 12 months after termina-tion of the Merger Agreement if such termination follows the occurrence of an Initial Triggering Event or is a termination by Grantee pursuant to Section 8.1(d) of the Merger Agreement (unless the breach by Issuer giving rise to such right of ter-mination is non-volitional) (provided that if an Initial Trig-gering Event continues or occurs beyond such termination and prior to the passage of such 12-month period, the Exercise Ter-mination Event shall be 12 months from the expiration of the Last Triggering Event but in no event more than 18 months after such termination) or (iv) the third anniversary of the date hereof. The "Last Triggering Event" shall mean the last Ini-tial Triggering Event to expire. The term "Holder" shall mean the holder or holders of the Option.

                   (b) The term "Initial Triggering Event" shall mean any of the following events or transactions occurring after the date hereof:

                        (i)  Issuer or any of its Subsidiaries
                   (each an "Issuer Subsidiary"), without having received Grantee's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as hereinafter defined) with any person (the term "person" for purposes of this Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder) other than Grantee or any of its Subsidiaries (each a "Grantee Subsidiary") or the Board of Direc-tors of Issuer shall have recommended that the stockholders of Issuer approve or accept any










                   such Acquisition Transaction. For purposes of this Agreement, "Acquisition Transaction" shall mean (w) a merger or consolidation, or any similar transaction, involving Issuer or any Significant Subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated by the Se-curities and Exchange Commission (the "SEC")) of Issuer, (x) a purchase, lease, or other acquisition of all or a substantial portion of the assets of Issuer or any Significant Sub-sidiary of Issuer, (y) a purchase or other acquisition (including by way of merger, con-solidation, share exchange or otherwise) of securities representing 10 percent or more of the voting power of Issuer, or any Significant Subsidiary of Issuer, or (z) any substantially similar transaction; provided, however, that in no event shall any (i) merger, consolida-tion, or similar transaction involving Issuer or any Significant Subsidiary in which the voting securities of Issuer outstanding imme-diately prior thereto continue to represent (by either remaining outstanding or being con-verted into the voting securities of the sur-viving entity of any such transaction) at least 65 percent of the combined voting power of the voting securities of the Issuer or the surviving entity outstanding immediately after the consummation of such merger, consolida-tion, or similar transaction, or (ii) any mer-ger, consolidation, purchase, or similar transaction involving only the Issuer and one or more of its Subsidiaries or involving only any two or more, of such Subsidiaries, be deemed to be an Acquisition Transaction, pro-vided any such transaction is not entered into in violation of the terms of the Merger Agree-ment;

                       (ii)  Issuer or any Issuer Subsidiary,
                   without having received Grantee's prior writ-ten consent, shall have authorized, recom-mended, proposed, or publicly announced its intention to authorize, recommend, or propose, to engage in an Acquisition Transaction with any person other than Grantee or a Grantee Subsidiary, or the Board of Directors of Is-suer shall have publicly withdrawn or modi-fied, or publicly announced its intent to withdraw or modify, in any manner adverse to










                   Grantee, its recommendation that the stock-holders of Issuer approve the transactions contemplated by the Merger Agreement;

                      (iii)  Any person other than Grantee, any
                   Grantee Subsidiary, or any Issuer Subsidiary acting in a fiduciary capacity in the ordinary course of its business shall have acquired beneficial ownership or the right to acquire beneficial ownership of 15 percent or more of the outstanding shares of Common Stock (the term "beneficial ownership" for purposes of this Option Agreement having the meaning as-signed thereto in Section 13(d) of the 1934 Act, and the rules and regulations thereun-
                   der);

                       (iv)  Any person other than Grantee or any
                   Grantee Subsidiary shall have made a bona fide proposal to Issuer or its stockholders by pub-lic announcement or written communication that is or becomes the subject of public disclosure to engage in an Acquisition Transaction;

                        (v)  After an overture is made by a third
                   party to Issuer or its stockholders to engage in an Acquisition Transaction, Issuer shall have breached any covenant or obligation con-tained in the Merger Agreement and such breach
                   (x) would entitle Grantee to terminate the Merger Agreement and (y) shall not have been cured prior to the Notice Date (as defined below); or

                       (vi)  Any person other than Grantee or any
                   Grantee Subsidiary, other than in connection with a transaction to which Grantee has given its prior written consent, shall have filed an application or notice with the Federal Reserve Board, or other federal or state bank regula-tory authority, which application or notice has been accepted for processing, for approval to engage in an Acquisition Transaction.

                   (c) The term "Subsequent Triggering Event" shall mean either of the following events or transactions occurring after the date hereof:













                        (i)  The acquisition by any person of
                   beneficial ownership of 25 percent or more of the then outstanding Common Stock; or

                       (ii)  The occurrence of the Initial Trig-
                   gering Event described in clause (i) of sub-section (b) of this Section 2, except that the percentage referred to in clause (y) shall be 25 percent.

                   (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Initial Triggering Event or Subsequent Triggering Event (together, a "Triggering Event"), it being understood that the giving of such notice by Issuer shall not be a condition to the right of the Holder to exercise the Op-tion.

                   (e) In the event the Holder is entitled to and wishes to exercise the Option, it shall send to Issuer a writ-ten notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 60 business days from the Notice Date for the closing of such purchase (the "Closing Date"); provided that if prior notification to or ap-proval of the Federal Reserve Board or any other regulatory agency is required in connection with such purchase, the Holder shall promptly file the required notice or application for ap-proval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notifica-tion periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

                   (f) At the closing referred to in subsection (e) of this Section 2, the Holder shall pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursu-ant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Issuer, provided that failure or refusal of Issuer to designate such a bank account shall not preclude the Holder from exercising the Option.

                   (g) At such closing, simultaneously with the deliv-ery of immediately available funds as provided in subsection
         (f) of this Section 2, Issuer shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder and, if the Option










         should be exercised in part only, a new Option evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder, and the Holder shall deliver to Issuer a copy of this Agreement and a letter agreeing that the Holder will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Agreement.

                   (h) Certificates for Common Stock delivered at a closing hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

                   "The transfer of the shares represented
                   by this certificate is subject to certain provisions of an agreement between the registered holder hereof and Issuer and to resale restrictions arising under the Securities Act of 1933, as amended. A copy of such agreement is on file at the principal office of Issuer and will be provided to the holder hereof without charge upon receipt by Issuer of a writ-ten request therefor."

         It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended (the "1933 Act"), in the above legend shall be removed by de-livery of substitute certificate(s) without such reference if the Holder shall have delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that such legend is not required for purposes of the 1933 Act;
         (ii) the reference to the provisions to this Agreement in the above legend shall be removed by delivery of substitute certi-ficate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agree-ment and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and
         (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

                   (i) Upon the giving by Holder to Issuer of the writ-ten notice of exercise of the Option provided for under subsec-tion (e) of this Section 2 and the tender of the applicable purchase price in immediately available funds, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not










         then be actually delivered to the Holder. Issuer shall pay all expenses, and any and all United States federal, state, and local taxes and other charges that may be payable in connection with the preparation, issue, and delivery of stock certificates under this Section 2 in the name of the Holder or its assignee, transferee, or designee.

                   3. Issuer agrees: (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be exercised without additional authorization of Common Stock after giving effect to all other options, war-rants, convertible securities, and other rights to purchase Common Stock; (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution, or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations, or conditions to be observed or performed here-under by Issuer; (iii) promptly to take all action as may from time to time be required (including (x) complying with all pre-merger notification, reporting, and waiting period requirements specified in 15 USC Section 18 and regulations promulgated thereunder and (y) in the event, under the Bank Holding Company Act of 1956, as amended (the "BHCA"), or the Change in Bank Control Act of 1978, as amended, or any state banking law, prior approval of or notice to the Federal Reserve Board or to any state regulatory authority is necessary before the Option may be exercised, cooperating fully with the Holder in prepar-ing such applications or notices and providing such information to the Federal Reserve Board or such state regulatory authority as they may require) in order to permit the Holder to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto, and (iv) promptly to take all action provided herein to protect the rights of the Holder against dilution.

                   4. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of the Holder, upon presentation and surrender of this Agreement at the prin-cipal office of Issuer, for other Agreements providing for Op-tions of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same condi-tion as are set forth herein, in the aggregate the same number of shares of Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any Stock Op-tion Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Agreement, and











         (in the case of loss, theft, or destruction) of reasonably sat-isfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and de-liver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed, or mutilated shall at any time be enforceable by anyone.

                   5. In addition to the adjustment in the number of shares of Common Stock that are purchasable upon exercise of the Option pursuant to Section 1 of this Agreement, the number of shares of Common Stock purchasable upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time as provided in this Section 5. In the event of any change in, or distributions in respect of, the Common Stock by reason of stock dividends, split-ups, mergers, recapitaliza-tions, combinations, subdivisions, conversions, exchanges of shares, distributions on or in respect of the Common Stock that would be prohibited under be terms of the Merger Agreement, or the like, the type and number of shares of Common Stock pur-chasable upon exercise hereof and the Option Price shall be appropriately adjusted in such manner as shall fully preserve the economic benefits provided hereunder and proper provision shall be made in any agreement governing any such transaction to provide for such proper adjustment and the full satisfaction of the Issuer's obligations hereunder.

                   6. Upon the occurrence of a Subsequent Triggering Event that occurs prior to an Exercise Termination Event, Is-suer shall, at the request of Grantee delivered within 90 days of such Subsequent Triggering Event (whether on its own behalf or on behalf of any subsequent holder of this Option (or part thereof) or any of the shares of Common Stock issued pursuant hereto), promptly prepare, file, and keep current a shelf reg-istration statement under the 1933 Act covering this Option and any shares issued and issuable pursuant to this Option and shall use its reasonable best efforts to cause such registra-tion statement to become effective and remain current in order to permit the sale or other disposition of this Option and any shares of Common Stock issued upon total or partial exercise of this Option ("Option Shares") in accordance with any plan of disposition requested by Grantee. Issuer will use its reason-able best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the date such registration statement first becomes effective or such shorter time as may be reasonably necessary to effect such sales or other disposi-tions. Grantee shall have the right to demand two such regis-trations. The foregoing notwithstanding, if, at the time of










         any request by Grantee for registration of the Option or Option Shares as provided above, Issuer is in registration with re-spect to an underwritten public offering of shares of Common Stock, and if in the good faith judgment of the managing under-writer or managing underwriters, or, if none, the sole under-writer or underwriters, of such offering the inclusion of the Holder's Option or Option Shares would interfere with the suc-cessful marketing of the shares of Common Stock offered by Is-suer, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; and provided, however, that after any such required reduction the number of Option Shares to be included in such offering for the account of the Holder shall constitute at least 25 percent of the total number of shares to be sold by the Holder and Is-suer in the aggregate; and provided further, however, that if such reduction occurs, then the Issuer shall file a registra-tion statement for the balance as promptly as practical and no reduction shall thereafter occur. Each such Holder shall pro-vide all information reasonably requested by Issuer for inclu-sion in any registration statement to be filed hereunder. If requested by any such Holder in connection with such registra-tion, Issuer shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities, and other agreements customarily included in such underwriting agreements for the Issuer. Upon receiving any request under this Section 6 from any Holder, Issuer agrees to send a copy thereof to any other person known to Issuer to be entitled to registration rights under this Section 6, in each case by promptly mailing the same, postage prepaid, to the ad-dress of record of the persons entitled to receive such copies. Notwithstanding anything to the contrary contained herein, in no event shall Issuer be obligated to effect more than two reg-istrations pursuant to this Section 6 by reason of the fact that there shall be more than one Grantee as a result of any assignment or division of this Agreement.

                   7. (a) Immediately prior to the occurrence of a Repurchase Event (as defined below), (i) following a request of the Holder, delivered prior to an Exercise Termination Event, Issuer (or any successor thereto) shall repurchase the Option from the Holder at a price (the "Option Repurchase Price") equal to the amount by which (A) the market/offer price (as defined below) exceeds (B) the Option Price, multiplied by the number of shares for which this Option may then be exercised and (ii) at the request of the owner of Option Shares from time to time (the "Owner"), delivered within 90 days of such occur-rence (or such later period as provided in Section 10), Issuer shall repurchase such number of the Option Shares from the Owner as the Owner shall designate at a price (the "Option










         Share Repurchase Price") equal to the market/offer price multi-plied by the number of Option Shares so designated. The term "market/offer price" shall mean the highest of the following amounts with respect to the six-month period immediately pre-ceding the date the Holder gives notice of the required repur-chase of this Option or the Owner gives notice of the required repurchase of Option Shares, as the case may be: (i) the price per share of Common Stock at which a tender offer or exchange offer therefor has been made, (ii) the price per share of Com-mon Stock to be paid by any third party pursuant to an agree-ment with Issuer, (iii) the highest closing price for shares of Common Stock, or (iv) in the event of a sale of all or a sub-stantial portion of Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by the Holder or the Owner, as the case may be, divided by the number of shares of Common Stock of Issuer outstanding at the time of such sale. In determining the market/offer price, the value of consider-ation other than cash shall be determined by a nationally rec-ognized investment banking firm selected by the Holder or Owner, as the case may be, and reasonably acceptable, to Is-suer. Notwithstanding the foregoing, if the same person who has participated in a Triggering Event has entered, or after such Triggering Event has occurred enters, into any agreement or understanding with Grantee relating to Grantee's rights un-der this Option or with respect to the Option Shares or di-rectly or indirectly relating to Issuer, Grantee shall, not-withstanding the terms of such agreement or understanding, at any time upon the occurrence of a Subsequent Triggering Event of the type set forth in Section 3(d)(i) without Issuer's ap-proval, recommendation or consent, promptly request that Issuer repurchase the Option and any Option Shares held by Grantee as provided in this Section 8 and Issuer shall do so.

                   (b) The Holder and the Owner, as the case may be, may exercise its right to require Issuer to repurchase the Op-tion and any Option Shares pursuant to this Section 7 by sur-rendering for such purpose to Issuer, at its principal office, a copy of this Agreement or certificates for Option Shares, as applicable, accompanied by a written notice or notices stating that the Holder or the Owner, as the case may be, elects to require Issuer to repurchase this Option and/or the Option Shares in accordance with the provisions of this Section 7. Within the latter to occur of (x) five business days after the surrender of the Option and/or certificates representing Option Shares and the receipt of such notice or notices relating thereto and (y) the time that is immediately prior to the oc-currence of a Repurchase Event, Issuer shall deliver or cause to be delivered to Holder the Option Repurchase Price, and/or










         to the Owner the Option Share Repurchase Price therefor or the portion thereof that Issuer is not then prohibited under ap-plicable law and regulation from so delivering.

                   (c) To the extent that Issuer is prohibited under applicable law or regulation from repurchasing the Option and/ or the Option Shares in full, Issuer shall immediately so no-tify the Holder and/or the Owner and thereafter deliver or cause to be delivered, from time to time, to the Holder and/or the Owner, as appropriate, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is no longer prohibited from delivering, within five busi-ness days after the date on which Issuer is no longer so pro-hibited; provided, however, that if Issuer at any time after delivery of a notice of repurchase pursuant to paragraph (b) of this Section 7 is prohibited under applicable law or regulation from delivering to the Holder and/or the Owner, as appropriate, the Option Repurchase Price and the Option Share Repurchase Price, respectively, in full (and Issuer hereby undertakes to use its best efforts to obtain all required regulatory and le-gal approvals and file any required notices as promptly as practicable in order to accomplish such repurchase), the Holder or Owner may revoke its notice of repurchase of the Option or the Option Shares either in whole or to the extent of the pro-hibition, whereupon, in the latter case, Issuer shall promptly
         (i) deliver to the Holder and/or the Owner, as appropriate, that portion of the Option Repurchase Price or the Option Share Repurchase Price that Issuer is not prohibited from delivering; and (ii) deliver, as appropriate, either (A) to the Holder, a new Stock Option Agreement evidencing the right of the Holder to purchase that number of shares of Common Stock obtained by multiplying the number of shares of Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the nu-merator of which is the Option Repurchase Price less the por-tion thereof theretofore delivered to the Holder and the de-nominator of which is the Option Repurchase Price, or (B) to the Owner, a certificate for the Option Shares it is then so prohibited from repurchasing.

                   (d) For purposes of this Section 7, a Repurchase Event shall be deemed to have occurred (i) upon the consumma-tion of any merger, consolidation, or similar transaction in-volving Issuer or any purchase, lease, or other acquisition of all or a substantial portion of the assets of Issuer, other than any such transaction which would not constitute an Acqui-sition Transaction pursuant to the proviso to Section 2(b)(i) hereof or (ii) upon the acquisition by any person of beneficial ownership of 50 percent or more of the then outstanding shares of Common Stock, provided that no such event shall constitute a










         Repurchase Event unless a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event. The par-ties hereto agree that Issuer's obligations to repurchase the Option or Option Shares under this Section 7 shall not termi-nate upon the occurrence of an Exercise Termination Event un-less no Subsequent Triggering Event shall have occurred prior to the occurrence of an Exercise Termination Event.

                   8. (a) In the event that prior to an Exercise Ter-mination Event, Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its Subsidiar-ies, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property or the then outstanding shares of Common Stock shall after such merger represent less than 50 percent of the outstanding voting shares and voting share equivalents of the merged company, or (iii) to sell or other-wise transfer all or substantially all of its assets to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of the Holder, of either (x) the Acquiring Corporation (as herein-after defined) or (y) any person that controls the Acquiring Corporation.

                   (b)  The following terms have the meanings indicated:

                   (1)  "Acquiring Corporation" shall mean (i)
              the continuing or surviving corporation of a con-solidation or merger with Issuer (if other than Issuer), (ii) Issuer in a merger in which Issuer is the continuing or surviving person, and (iii) the transferee of all or substantially all of Issuer's assets.

                   (2) "Substitute Common Stock" shall mean the common stock issued by the Issuer of the Substitute
              Option upon exercise of the Substitute Option.

                   (3)  "Assigned Value" shall mean the market/
              offer price, as defined in Section 7.











                   (4)  "Average Price" shall mean the average
              closing price of a share of the Substitute Common Stock for the one year immediately preceding the consolidation, merger, or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock on the date pre-ceding such consolidation, merger or sale; provided that if Issuer is the issuer of the Substitute Op-tion, the Average Price shall be computed with re-spect to a share of common stock issued by the per-son merging into Issuer or by any company which controls or is controlled by such person, as the Holder may elect.

                   (c) The Substitute Option shall have the same terms as the Option, provided, that if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to the Holder. The issuer of the Substitute Op-tion shall also enter into an agreement with the then Holder or Holders of the Substitute Option in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

                   (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock as is equal to the Assigned Value multiplied by the number of shares of Common Stock for which the Option is then exercisable, divided by the Average Price. The exercise price of the Substitute Option per share of Substitute Common Stock shall then be equal to the Option Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which the Option is then exercisable and the denominator of which shall be the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

                   (e) In no event, pursuant to any of the foregoing paragraphs, shall be Substitute Option be exercisable for more than 19.9 percent of the shares of Substitute Common Stock out-standing prior to the exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9 percent of the shares of Substitute Common Stock outstanding prior to exercise but for this clause (c), the is-suer of the Substitute Option (the "Substitute Option Issuer") shall make a cash payment to Holder equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in this clause (e) over (ii) the value of the Sub-stitute Option after giving effect to the limitation in this clause (e). This difference in value shall be determined by a nationally recognized investment banking firm selected by the










         Holder or the Owner, as the case may be, and reasonably accept-able to the Acquiring Corporation.

                   (f) Issuer shall not enter into any transaction de-scribed in subsection (a) of this Section 8 unless the Acquir-ing Corporation and any person that controls the Acquiring Cor-poration assume in writing all the obligations of Issuer here-under.

                   9. (a) At the request of the holder of the Substi-tute Option (the "Substitute Option Holder"), the issuer of the Substitute Option (the "Substitute Option Issuer") shall repur-chase the Substitute Option from the Substitute Option Holder at a price (the "Substitute Option Repurchase Price") equal to the amount by which (i) the Highest Closing Price (as hereinaf-ter defined) exceeds (ii) the exercise price of the Substitute Option, multiplied by the number of shares of Substitute Common Stock for which the Substitute Option may then be exercised, and at the request of the owner (the "Substitute Share Owner") of shares of Substitute Common Stock (the "Substitute Shares"), the Substitute Option Issuer shall repurchase the Substitute Shares at a price (the "Substitute Share Repurchase Price") equal to the Highest Closing Price multiplied by the number of Substitute Shares so designated. The term "Highest Closing Price" shall mean the highest closing price for shares of Sub-stitute Common Stock within the six-month period immediately preceding the date the Substitute Option Holder gives notice of the required repurchase of the Substitute Option or the Substi-tute Share Owner gives notice of the required repurchase of the Substitute Shares, as applicable.

                   (b) The Substitute Option Holder and the Substitute Share Owner, as the case may be, may exercise its respective rights to require the Substitute Option Issuer to repurchase the Substitute Option and the Substitute Shares pursuant to this Section 9 by surrendering for such purpose to the Substi-tute Option Issuer, at its principal office, the agreement for such Substitute Option (or, in the absence of such an agree-ment, a copy of this Agreement) and certificates for Substitute Shares accompanied by a written notice or notices stating that the Substitute Option Holder or the Substitute Share Owner, as the case may be, elects to require the Substitute Option Issuer to repurchase the Substitute Option and/or the Substitute Shares in accordance with the provisions of this Section 9. As promptly as practicable, and in any event within five business days after the surrender of the Substitute Option and/or cer-tificates representing Substitute Shares and the receipt of such notice or notices relating thereto, the Substitute Option Issuer shall deliver or cause to be delivered to the Substitute Option Holder the Substitute Option Repurchase Price and/or to










         the Substitute Share Owner the Substitute Share Repurchase Price therefor or the portion thereof which the Substitute Op-tion Issuer is not then prohibited under applicable law and regulation from so delivering.

                   (c) To the extent that the Substitute Option Issuer is prohibited under applicable law or regulation from repur-chasing the Substitute Option and/or the Substitute Shares in part or in full, the Substitute Option Issuer shall immediately so notify the Substitute Option Holder and/or the Substitute Share Owner and thereafter deliver or cause to be delivered, from time to time, to the Substitute Option Holder and/or the Substitute Share Owner, as appropriate, the portion of the Sub-stitute Share Repurchase Price, respectively, which it is no longer prohibited from delivering, within five business days after the date on which the Substitute Option Issuer is no longer so prohibited; provided, however, that if the Substitute Option Issuer is at any time after delivery of a notice of re-purchase pursuant to subsection (b) of this Section 9 prohib-ited under applicable law or regulation from delivering to the Substitute Option Holder and/or the Substitute Share Owner, as appropriate, the Substitute Option Repurchase Price and the Substitute Share Repurchase Price, respectively, in full (and the Substitute Option Issuer shall use its best efforts to re-ceive all required regulatory and legal approvals as promptly as practicable in order to accomplish such repurchase), the Substitute Option Holder or Substitute Share Owner may revoke its notice of repurchase of the Substitute Option or the Sub-stitute Shares either in whole or to the extent of the prohibi-tion, whereupon, in the latter case, the Substitute Option Is-suer shall promptly (i) deliver to the Substitute Option Holder or Substitute Share Owner, as appropriate, that portion of the Substitute Option Repurchase Price or the Substitute Share Re-purchase Price that the Substitute Option Issuer is not prohib-ited from delivering; and (ii) deliver, as appropriate, either
         (A) to the Substitute Option Holder, a new Substitute Option evidencing the right of the Substitute Option Holder to pur-chase that number of shares of the Substitute Common Stock ob-tained by multiplying the number of shares of the Substitute Common Stock for which the surrendered Substitute Option was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Substitute Option Repurchase Price less the portion thereof theretofore delivered to the Substitute Option Holder and the denominator of which is the Substitute Option Repurchase Price, or (B) to the Substi-tute Share Owner, a certificate for the Substitute Option Shares it is then so prohibited from repurchasing.

                   10. The 90-day period for exercise of certain rights under Sections 2, 6, 7, and 13 shall be extended: (i) to the










         extent necessary to obtain all regulatory approvals for the exercise of such rights and for the expiration of all statutory waiting periods; and (ii) to the extent necessary to avoid li-ability under Section 16(b) of the 1934 Act by reason of such exercise.

                   11. Issuer hereby represents and warrants to Grantee as follows:

                        (a) Issuer has full corporate power and author-ity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions con-templated hereby have been duly and validly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agree-ment has been duly and validly executed and delivered by Is-suer.

                        (b) Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereun-der, and all such shares, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all claims, liens, en-cumbrances, and security interests and not subject to any pre-emptive rights.

                   12. Grantee hereby represents and warrants to Issuer that:

                        (a) Grantee has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions con-templated hereby have been duly authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

                        (b) The Option is not being, and any shares of Common Stock or other securities acquired by Grantee upon exer-cise of the Option will not be, acquired with a view to the












         public distribution thereof and will not be transferred or oth-erwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

                   13. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the ex-press written consent of the other party, except that in the event a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event, Grantee, subject to the ex-press provisions hereof, may assign in whole or in part its rights and obligations hereunder within 90 days following such Subsequent Triggering Event (or such later period as provided in Section 10); provided, however, that until the date 15 days following the date on which the Federal Reserve Board approves an application by Grantee under the BHCA to acquire the shares of Common Stock subject to the Option, Grantee may not assign its rights under the Option except in (i) a widely dispersed public distribution, (ii) a private placement in which no one party acquires the right to purchase in excess of 2 percent of the voting shares of Issuer, (iii) an assignment to a single party (e.g., a broker or investment banker) for the purpose of conducting a widely dispersed public distribution on Grantee's behalf, or (iv) any other manner approved by the Federal Re-serve Board.

                   14. Each of Grantee and Issuer will use its best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agree-ment, including without limitation making application to list the shares of Common Stock issuable hereunder on the NASDAQ Stock Market National Market System upon official notice of issuance and applying to the Federal Reserve Board under the BHCA for approval to acquire the shares issuable hereunder, but Grantee shall not be obligated to apply to state banking au-thorities for approval to acquire the shares of Common Stock issuable hereunder until such time, if ever, as it deems ap-propriate to do so.

                   15. Notwithstanding anything to the contrary herein, in the event that the Holder or Owner or any Related Person (as hereinafter defined) thereof is a person making an offer or proposal to engage in an Acquisition Transaction (other than the transaction contemplated by the Merger Agreement), then (i) in the case of a Holder or any Related Person thereof, the Op-tion held by it shall immediately terminate and be of no fur-ther force or effect, and (ii) in the case of an Owner or any Related Person thereof, the Option Shares held by it shall be immediately repurchasable by Issuer at the Option Price. A










         "Related Person" of a Holder or Owner means any "affiliate" (as defined in Rule 12b-2 of the rules and regulations under the 1934 Act) of the Holder or Owner and any person that is the beneficial owner of 25% or more of the voting power of the Holder or Owner, as the case may be.

                   16. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through in-junctive or other equitable relief.

                   17. If any term, provision, covenant, or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be in-valid, void, or unenforceable, the remainder of the terms, pro-visions, and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired, or invalidated. If for any rea-son such court or regulatory agency determines that the Holder is not permitted to acquire, or Issuer is not permitted to re-purchase pursuant to Section 7, the full number of shares of Common Stock provided in Section 1(a) hereof (as adjusted pur-suant to Section 1(b) or 5 hereof), it is the express intention of Issuer to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.

                   18. All notices, requests, claims, demands, and other communications hereunder shall be deemed to have been duly given when delivered in person, by cable, telegram, tele-copy, or telex, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Merger Agreement.

                   19. This Agreement shall be governed by and con-strued in accordance with the laws of the State of Oregon, re-gardless of the laws hat might otherwise govern under appli-cable principles of conflicts of laws thereof.

                   20. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                   21. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and ex-penses of its own financial consultants, investment bankers, accountants, and counsel.











                   22. Except as otherwise expressly provided herein or in the Merger Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the ben-efit of and be binding upon the parties hereto and their re-spective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective suc-cessors except as assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

                   23. Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Merger Agreement.

                   IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above writ-ten.


                                            CALIFORNIA BANCSHARES, INC.


         Attest: /s/ Diane Mietzel          By: /s/ Joseph P. Colmery
                                            Title: President & CEO



                                            U.S. BANCORP


         Attest: /s/ John J. DeMott         By: /s/ Gerry B. Cameron
                                            Title: Chairman & CEO
















                                      - 19 -